                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON. DC 20549

                                  -----------


                                AMENDMENT NO. 1
                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          June 19, 1998
                                                --------------------------------

                       AMERICAN FILM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-9748                   23-2359277
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                File Number)            Identification No)


          4105 Sorrento Valley Boulevard, San Diego, California 92121
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code         (619)623-0830
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Accountants.

         (a) See attached additional Exhibit (16), letter from auditors to Securities and Exchange Commission concerning this Form 8-K.

                                  SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                American Film Technologies, Inc.


July 23, 1998                                   /s/ Gerald Wetzler
                                                --------------------------------
                                                Chief Executive Officer

                             EXHIBITS TO FORM 8-K

                       AMERICAN FILM TECHNOLOGIES, INC.

(16) Letter re Change in Certifying Accountants. Letter dated June 18, 1998 from Ernst & Young LLP.
         Letter from Ernst & Young LLP to Securities and Exchange Commission concerning this Form 8-K (filed herewith).